                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re:  AB Liquidating Corp.                    Case No.      01-53685 ASW
        2055 Gateway Place, Suite 400                      ------------------
        San Jose, CA 95110
                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)


                       SUMMARY OF FINANCIAL STATUS


    MONTH ENDED:    11/30/01 (1)           PETITION DATE:     07/26/01
                    -------------                          --------------


1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).


    Dollars reported in   $1
                          --

2.  Asset and Liability Structure                                      End of Current          End of Prior         As of Petition
                                                                           Month                   Month               Filing
                                                                           -----                   -----               ------
    a.  Current Assets                                                    $33,405,775             $31,256,675
                                                                    ------------------     -------------------
    b.  Total Assets                                                      $34,574,602             $56,342,522           $57,984,978
                                                                    ------------------     -------------------  --------------------
    c.  Current Liabilities                                               $   826,038             $   789,475
                                                                    ------------------     -------------------
    d.  Total Liabilities                                                 $29,198,980             $29,162,417           $28,398,051
                                                                    ------------------     -------------------  --------------------

                                                                                                                     Cumulative
3.  Statement of Cash Receipts & Disbursements for Month                                     Prior Month           (Case to Date)
                                                                                             -----------        --------------------
    a.  Total Receipts                                                    $ 6,625,916             $    88,668           $ 7,236,557
                                                                    ------------------     -------------------  --------------------
    b.  Total Disbursements                                               $   337,641             $   433,234           $ 1,562,838
                                                                    ------------------------------------------  --------------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        $ 6,288,275               ($344,566)          $ 5,673,719
                                                                    ------------------------------------------  --------------------
    d.  Cash Balance Beginning of Month                                   $25,967,425             $26,311,991           $26,867,358
                                                                    ------------------     -------------------  --------------------
    e.  Cash Balance End of Month (c + d)                                 $32,255,700             $25,967,425           $32,255,700
                                                                    ------------------     -------------------  --------------------

                                                                                                                       Cumulative
                                                                      Current Month            Prior Month            (Case to Date)
                                                                    ------------------     -------------------  --------------------
4.  Profit/(Loss) from the Statement of Operations                         N/A                      N/A                    N/A
                                                                    ------------------     -------------------  --------------------
5.  Account Receivables (Pre and Post Petition)                           $         0             $   272,878
                                                                    ------------------     -------------------
6.  Post-Petition Liabilities                                             $   826,038             $   739,475
                                                                    ------------------     -------------------
7.  Past Due Post-Petition Account Payables (over 30 days)                $         0             $         0
                                                                    ------------------     -------------------

At the end of this reporting month:                                                                 Yes                   No
                                                                                                    ---                   --
8.  Have any payments been made on pre-petition debt, other than payments in                                               X
    the normal course to secured creditors or lessors? (if yes, attach                     -------------------  --------------------
    listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                        X
                                                                                           -------------------  --------------------

10. If the answer is yes to 8 or 9, were all such payments approved by the
    court?                                                                                          N/A                   N/A
                                                                                           -------------------  --------------------
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount
    and reason for payment, and name of payee)                                                       X
                                                                                           -------------------  --------------------
12. Is the estate insured for replacement cost of assets and for general
    liability?                                                                                       X
                                                                                           -------------------  --------------------
13. Are a plan and disclosure statement on file?                                                     X
                                                                                           -------------------  --------------------
14. Was there any post-petition borrowing during this reporting period?                                                    X
                                                                                           -------------------  --------------------

15. Check if paid: Post-petition taxes  X  ;   U.S. Trustee Quarterly Fees  X  ;
                                       ----                                ---

    Check if filing is current for: Post-petition tax reporting and tax returns: X .
                                                                               -----

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
    Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:         01/15/02                    /s/  Daniel L. Scharre
        ----------------------          ---------------------------------------
                                        Responsible Individual - Daniel Scharre


(1) Adaptive Broadband typically utilizes a fiscal calendar (a 4-week month, 4-week month, 5-week month) that does not necessarily correspond with Calendar month-end dates. However, this Monthly Operating Report reflects an end-date consistent with the Calendar month-end in order to reflect the sale of substantially all of the Debtor's assets that closed on 11/2/01.

                                  BALANCE SHEET

                             (General Business Case)
                          For the Month Ended 11/30/01
                                    --------

          Assets
                                                                                 From Schedules         Market Value
                                                                                 --------------         ------------
            Current Assets

      1          Cash and cash equivalents - unrestricted                                                     $26,952,680
                                                                                                  -----------------------
      2          Cash and cash equivalents - restricted                                                       $ 5,303,020
                                                                                                  -----------------------
      3          Accounts receivable (net)                                             A                      $         0
                                                                                                  -----------------------
      4          Inventory                                                             B                      $         0
                                                                                                  -----------------------
      5          Prepaid expenses (See Note I)                                                                $   587,772
                                                                                                  -----------------------
      6          Professional retainers (estimate only)                                                       $   550,000
                                                                                                  -----------------------
      7          Other:  Interest Income Receivable                                                           $    12,303
                         ---------------------------------------------
                 _____________________________________________________                            -----------------------
      8

      9                  Total Current Assets                                                                 $33,405,775
                                                                                                  -----------------------

            Property and Equipment (Market Value)


     10          Real property                                                         C                      $         0
                                                                                                  -----------------------
     11          Machinery & Equipment                                                 D                      $     1,289
                                                                                                  -----------------------
     12          Furniture and fixtures                                                D                      $         0
                                                                                                  -----------------------
     13          Office equipment                                                      D                      $         0
                                                                                                  -----------------------
     14          Leasehold improvements                                                D                      $         0
                                                                                                  -----------------------
     15          Computer, Hardware & Software                                         D                      $   138,401
                                                                                                  -----------------------
     16          Other:                                                                D
                        _______________________________________________________                   -----------------------
     17                                                                                D
                 ______________________________________________________________                   -----------------------
     18                                                                                D
                 ______________________________________________________________                   -----------------------
     19                                                                                D
                 ______________________________________________________________                   -----------------------
     20                                                                                D
                 ______________________________________________________________                   -----------------------

     21                  Total Property and Equipment                                                         $   139,690
                                                                                                  -----------------------

            Other Assets

     22          Loans to shareholders

     23          Loans to affiliates - Secured                                                                $         0
                                                                                                  -----------------------
     24          Loans to affiliates (net) - unsecured                                                        $         0
                 --------------------------------------------------------------                   -----------------------
     25          Notes Receivables                                                                            $ 1,029,137
                 --------------------------------------------------------------                   -----------------------
     26          Security Deposits (See Note II)                                                              $         0
                 --------------------------------------------------------------                   -----------------------
     27          ______________________________________________________________                   -----------------------

     28                  Total Other Assets                                                                   $ 1,029,137
                                                                                                  -----------------------
     29                  Total Assets                                                                         $33,574,602
                                                                                                  =======================

              NOTE: At the guidance of the US Trustee, the Debtor is presenting its assets at cost value less accumulated depreciation, if any.

                             Liabilities and Equity
                             (General Business Case)

          Liabilities From Schedules

               Post-Petition

                    Current Liabilities

     30                     Salaries and Wages (including Contract Labor)                                    -----------------------

     31                     Payroll taxes                                                                    -----------------------

     32                     Real and personal property taxes                                                 -----------------------

     33                     Income taxes                                                                     -----------------------

     34                     Sales taxes                                                                      -----------------------

     35                     Notes payable (short term)                                                       -----------------------

     36                     Accounts payable (trade)                                        A                        $       26,038
                                                                                                             -----------------------
     37                     Real property lease arrearage
                                                                                                             -----------------------
     38                     Personal property lease arrearage
                                                                                                             -----------------------
     39                     Accrued professional fees (estimate only)                                                $      800,000
                                                                                                             -----------------------
     40                     Current portion of long-term post-petition debt (due within 12 months)
                                                                                                             -----------------------
     41                     Other:
                                       ___________________________________________                           -----------------------

     42                     ______________________________________________________                           -----------------------

                            ______________________________________________________                           -----------------------
     43
                            ______________________________________________________                           -----------------------

     44                     Total Current Liabilities                                                                $      826,038
                                                                                                             -----------------------
     45             Long-Term Post-Petition Debt, Net of Current Portion
                                                                                                             -----------------------
     46                     Total Post-Petition Liabilities                                                          $      826,038
                                                                                                             -----------------------
                   Pre-Petition Liabilities (allowed amount)

     47                     Secured claims                                                  F                        $            0
                                                                                                             -----------------------
     48                     Priority unsecured claims                                       F                        $      159,165
                                                                                                             -----------------------
     49                     General unsecured claims                                        F                        $   28,213,777
                                                                                                             -----------------------
     50                     Total Pre-Petition Liabilities                                                           $   28,372,942
                                                                                                             -----------------------
     51                     Total Liabilities                                                                        $   29,198,980
                                                                                                             -----------------------
          Equity (Deficit)

     52             Retained Earnings/(Deficit) at time of filing                                                     ($131,091,067)
                                                                                                             -----------------------
     53             Capital Stock                                                                                    $    3,777,628
                                                                                                             -----------------------
     54             Additional paid-in capital                                                                       $  157,920,727
                                                                                                             -----------------------
     55             Cumulative profit/(loss) since filing of case                                                      ($25,231,666)
                                                                                                             -----------------------
     56             Post-petition contributions/(distributions) or (draws)                                           $            0
                                                                                                             -----------------------
     57                     ______________________________________________________
                                                                                                             -----------------------
     58             Market value adjustment                                                                          $            0
                                                                                                             -----------------------
     59                     Total Equity (Deficit)                                                                   $    5,375,622
                                                                                                             -----------------------
     60   Total Liabilities and Equity (Deficit)                                                                     $   34,574,602
                                                                                                             =======================

AB Liquidating Corp.
Debtor-In-Possession
Footnotes to Balance Sheet

November 2001 MOR

NOTES:
-----

Accounts Receivable -- All Accounts Receivable, totaling $272,878 in the
-------------------
Debtor's books, were sold effective 11/2/2001.

Property and Equipment -- The Debtor's Property and Equipment has been written
----------------------
down by $3,859,391 to reflect the sale of the Debtor's assets on 11/2/2001.

Inventory -- All Inventory totaling $3,562,945 in the Debtor's books were sold
---------
effective 11/2/2001.

Note I--> A portion of the Prepaid Expenses previously shown in the Debtor's books were sold effective 11/2/2001. The remainder includes Prepaid Insurance ($116,000) and expected Sales Tax Refunds ($472,000).

Note II--> A portion of the Security Deposits were transferred as part of the sale of the Debtor's assets on 11/2/2001; the remainder has been written off the Debtor's books as uncollectible.

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A

                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings                               Accounts Receivable        Accounts Payable              Past Due
                                                            [Pre and Post Petition]      [Post Petition]          Post Petition Debt
                                                             ---------------------        -------------           ------------------
     0 -30 Days                                                                 $0               $26,038
                                                           -----------------------    ------------------
     31-60 Days                                                                 $0               $     0
                                                           -----------------------    ------------------
     61-90 Days                                                                 $0               $     0                 $         0
                                                           -----------------------    ------------------         -------------------
     91+ Days                                                                   $0               $     0
                                                           -----------------------    ------------------
     Total accounts receivable/payable                                          $0               $26,038
                                                           -----------------------    ==================
     Allowance for doubtful accounts                                            $0
                                                           -----------------------
     Accounts receivable (net)                                                  $0
                                                           =======================

                                         Schedule B
                                Inventory/Cost of Goods Sold



Types and Amount of Inventory(ies)                         Cost of Goods Sold
---------------------------------                          ------------------

                                       Inventory(ies)
                                         Balance at
                                        End of Month       Inventory Beginning of Month                                  $ 3,562,945
                                        ------------                                                              ------------------
                                                           Add -
     Retail/Restaurants -                                   Net Purchase                                          __________________
      Product for resale              _______________       Direct labor                                          __________________
                                                            Manufacturing overhead                                __________________
                                                            Freight in                                            __________________
                                                            Other:                                                __________________
     Distribution -
      Products for resale             _______________
                                                           _______________________________________________        __________________
                                                           _______________________________________________        __________________

     Manufacturer -
      Raw Materials                                $0
                                      ---------------
      Work-in-progress                             $0      Less -
                                      ---------------
      Finished goods                               $0       Inventory End of Month                                       $         0
                                      ---------------                                                             ------------------
                                                            Shrinkage                                             __________________

     Inventory Write-Down
      Provision                                    $0       Personal Use                                          __________________
                                      ---------------
     _______________________________
                                                            Cost of Goods Sold                                           $ 3,562,945
     _______________________________                                                                              ==================
         TOTAL                                     $0
                                      ===============

     Method of Inventory Control                           Inventory Valuation Methods

     Do you have a functioning perpetual inventory system? Indicate by a checkmark method of inventory used.

                 Yes   X       No_______
                     ------

     How often do you take a complete physical inventory?  Valuation methods -

                                                            FIFO cost                                    ___
       Weekly              _______                          LIFO cost                                    ___
       Monthly             _______                          Lower of cost or market                       X
                                                                                                         ---

       Quarterly               X                            Retail method                                ___
                           -------                                                                       ___
       Semi-annually       _______                          Other                                        ___
       Annually            _______                          Explain                                      ___

Date of last physical inventory was       07/13/01
                                      ---------------      _________________________________________________________________________

                                                           _________________________________________________________________________
Date of next physical inventory is          N/A
                                      ---------------      _________________________________________________________________________

AB Liquidating Corp.
Debtor-In-Possession
Footnotes PG1
November 2001 MOR

NOTES:
-----

Accounts Payable -- The amount shown is current as of 11/30/2001.
----------------

                                                         Schedule C
                                                        Real Property

Description                                                                       Cost                   Market Value
                                                                                  ----                   ------------
                           N/A                                                     N/A                        N/A
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       Total                                                                         $      0                    $      0
                                                                         ====================     =======================

                                                         Schedule D
                                                   Other Depreciable Assets
Description                                                                       Cost                   Market Value
                                                                                  ----                   ------------
Machinery & Equipment -
                                                                                     $  1,289                    $  1,289
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       Total                                                                         $  1,289                    $  1,289
                                                                         ====================     =======================
Furniture & Fixtures -
                                                                                     $      0                    $      0
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       Total                                                                         $      0                    $      0
                                                                         ====================     =======================
Office Equipment -

       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       Total                                                                         $      0                    $      0
                                                                         ====================     =======================
Leasehold Improvements -
                                                                                     $      0                    $      0
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       Total                                                                         $      0                    $      0
                                                                         ====================     =======================
Computer, Hardware & Software (1)
       Computer Equipment, Software, Firewall Servers, etc.                          $138,401                    $138,401
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       -------------------------------------------                       --------------------     -----------------------
       Total                                                                         $138,401                    $138,401
                                                                         ====================     =======================

       NOTE:
       ----
       On November 2, 2001, substantially all of the Debtor's assets were sold. The Debtor's Property and Equipment has been written down by $3,859,391 to reflect the sale. The Debtor's remaining Property and Equipment include servers, routers, and software.

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                             0-30 Days          31-60 Days         61-90 Days        91+ Days            Total
                                          ---------          ----------         ----------        --------            -----
Federal

     Income Tax Withholding                                                                                                   $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     FICA - Employee                                                                                                          $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     FICA - Employer                                                                                                          $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Unemployment (FUTA)                                                                                                      $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Income                                                                                                                   $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Other (Attach List)                                                                                                      $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Total Federal Taxes                                                                                                      $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     State and Local

     Income Tax Withholding                                                                                                   $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Unemployment (UT)                                                                                                        $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Disability Insurance (DI)                                                                                                $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Empl. Training Tax (ETT)                                                                                                 $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Sales                                                                                                                    $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Excise                                                                                                                   $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Real property                                                                                                            $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Personal property                                                                                                        $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Income                                                                                                                   $0
                                        ----------------   -----------------  ---------------   ---------------   --------------
     Other (Attach List)                                                                                                      $0
                                        ----------------    ----------------   --------------    --------------    -------------
Total State & Local Taxes                             $0                  $0               $0                $0               $0
                                        ----------------    ----------------   --------------    --------------    -------------
Total Taxes                                           $0                  $0               $0                $0               $0
                                        ================    ================   ==============    ==============    =============

                                   Schedule F
                            Pre-Petition Liabilities

                                                           Claimed      Allowed
List Total Claims For Each Classification                  Amount        Amount
-----------------------------------------
     Secured claims                                    $         0   $         0
                                                       -----------   -----------
     Priority claims other than taxes                  $   159,165   $   159,165
                                                       -----------   -----------
     Priority tax claims                               $         0   $         0
                                                       -----------   -----------
     General unsecured claims                          $28,213,777   $28,213,777
                                                       -----------   -----------
     See Attached Schedule F Footnotes


                                   Schedule G
                            Rental Income Information

                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month


                                                Account 1       Account 2              Account 3        Account 4       Account 5
                                                ---------       ---------              ---------        ---------       ---------
Bank                                        Bank of America     Union Bank          Merrill Lynch     Union Bank     Reliance Trust
                                            ----------------    -----------------   --------------    ------------   ---------------
Account Type                                Debtor In Poss      Business Checking   Money Market      CD (Note 2)    Deferred Comp.
                                            ----------------    -----------------   --------------    ------------   ---------------
Account No.                                 12339-36178         6450148642          318-3251209-0     6459018252     150209526
                                            ----------------    -----------------   --------------    ------------   ---------------
Account Purpose                             Operations          Tied to the CD      Savings           Savings        SEDCP
                                            ----------------    -----------------   --------------    ------------   ---------------
Balance, End of Month                       $16,855,195         $6,336              $10,097,485       $1,393,054     $3,903,630
                                            ----------------    -----------------   --------------    ------------   ---------------
Total Funds on Hand for all Accounts        $32,255,700
                                            ================

Bank

Account Type

Account No.

Account Purpose

Balance, End of Month




Note 1:  Attached are copies of bank statement(s) & reconciliation(s).
------
Note 2: Regarding Union Bank's CD above, there is a $1M note that AMB Property
-------
drew on and fees totaling $35.8K.

Schedule E - Footnotes
----------------------

a)  All post-petition taxes have been paid.

Schedule F - Footnotes
----------------------

a) Pre-petition claims are presented as best represented in Adaptive Broadband's books and records. The `claimed' and `allowed' amounts of such claims have, in most cases, not yet been determined. Some claims included in `general unsecured claims' are stated at their potential gross amounts owed, although the `allowed' amount of these claims could face limitations - as stipulated by the U.S. Bankruptcy Code.

b) Adaptive Broadband is in the process of completing its analysis of claims in this case and reserves the right to object to all claims scheduled or otherwise listed.

c) A number of claims were scheduled with the Bankruptcy Court as contingent, unliquidated, or disputed. For many of these items, a value was undeterminable at the time scheduled with the Court - and is currently undeterminable. As a result, these items are not included in the claim totals listed in Schedule F above.

d) Adaptive Broadband has provided a value for contingent, unliquidated or disputed claims when information was available for a reasonable estimation. Included in estimated contingent claims as part of the `general unsecured claims' above are the following: $2.5MM for a potential warranty claim with Comtech Telecommunications, $2MM for a contingent settlement agreement with Northrop Grumman, and $14.8MM relating to Solectron Corporation.

e) `Priority claims other than taxes' represents Adaptive Broadband's best estimate as to those employee claims eligible for priority status. The Company is currently reviewing these amounts and will continue to make any necessary adjustments to the allocation between priority and non-priority status, if warranted.

f) General unsecured claims includes approximately $132K in pre-petition taxes. Adaptive Broadband is attempting to identify which, if any, amounts owing to taxing authorities are eligible for priority status.

g) Adaptive Broadband Corporation has rejected three real property leases during the post-petition period. The Company is currently in the process of estimating the potential damage claim, if any, afforded to the landlords of these properties as may be allowed under the U.S. Bankruptcy Code. No such estimate is included in the `general unsecured claims' listed above.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents

                          For the Month Ended   11/30/01
                                              -------------

                                                                                             Actual               Cumulative
                                                                                         Current Month          (Case to Date)
                                                                                         -------------          --------------
     Cash Receipts
1           Rent/Leases Collected
                                                                                     --------------------     -------------------
2           Cash Received from Sales                                                         $ 6,461,990             $ 6,783,815
                                                                                     --------------------     -------------------
3           Interest Received                                                                $    91,000             $   294,816
                                                                                     --------------------     -------------------
4           Borrowings
                                                                                     --------------------     -------------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                     --------------------     -------------------
6           Capital Contributions
                                                                                     --------------------     -------------------
7           Vendor Refunds & Misc. Receipts                                                  $    72,926             $   107,926
            -------------------------------------------------------------------      --------------------     -------------------
8           Sale of Furniture @ old leased building                                          $         0             $    50,000
            -------------------------------------------------------------------      --------------------     -------------------
9
            -------------------------------------------------------------------      --------------------     -------------------
10
            -------------------------------------------------------------------      --------------------     -------------------
11
            -------------------------------------------------------------------      --------------------     -------------------
12                Total Cash Receipts                                                        $ 6,625,916             $ 7,236,557
                                                                                     --------------------     -------------------
     Cash Disbursements

13          Special Payroll Charges                                                          $     2,078             $     2,078
                                                                                     --------------------     -------------------
14          Bonuses (Retention)                                                              $   134,091             $   134,091
                                                                                     --------------------     -------------------
15          G&A/Misc.                                                                        $    13,692             $    63,906
                                                                                     --------------------     -------------------
16          Rent                                                                             $    22,812             $   260,958
                                                                                     --------------------     -------------------
17          Insurance Expenses                                                               $    50,000             $    74,035
                                                                                     --------------------     -------------------
18          Bank Charges                                                                     $     4,000             $     7,838
                                                                                     --------------------     -------------------
            Rent/Lease:
                                                                                                              -------------------
19                Storage Fees
                                                                                     --------------------     -------------------
20                Real Property
                                                                                     --------------------     -------------------
            Amount Paid for Compensation
                                                                                                              -------------------
21                Salaries (Net)                                                             $    41,294             $   308,735
                                                                                     --------------------     -------------------
22                Contract Labor                                                             $     2,400             $    53,942
                                                                                     --------------------     -------------------
23                Payroll Processing Fees                                                    $       947             $     2,116
                                                                                     --------------------     -------------------
24                Expense Reimbursements (Travel,  Air & Misc.)                              $        73             $    16,018
                                                                                     --------------------     -------------------
25                Other (Fringe)                                                             $     4,676             $   105,535
                                                                                     --------------------     -------------------
26          Net Bonuses (EFT to the UK)                                                      $         0             $    64,183
                                                                                     --------------------     -------------------
27          Postage/Office Expenses                                                          $    10,780             $    10,780
                                                                                     --------------------     -------------------
            Taxes:
                                                                                                              -------------------
28                Employee Withholding
                                                                                     --------------------     -------------------
29                Employer Payroll Taxes (Nov)                                               $    46,936             $   258,629
                                                                                     --------------------     -------------------
30                Real Property Taxes
                                                                                     --------------------     -------------------
31                Sales Taxes                                                                $        67             $       117
                                                                                     --------------------     -------------------
32          Other Cash Outflows:
                                                                                     --------------------     -------------------
33                Travel & Meetings                                                          $         0             $         0
                  -------------------------------------------------------------      --------------------     -------------------
34                Technology & Phone                                                         $     3,796             $    15,426
                  -------------------------------------------------------------      --------------------     -------------------
35                Engineering & Operations                                                   $         0             $     1,325
                  -------------------------------------------------------------      --------------------     -------------------
36                Professional Consulting Services                                           $         0             $   100,253
                  -------------------------------------------------------------      --------------------     -------------------
37                Moving Expenses                                                            $         0             $    42,126
                  -------------------------------------------------------------      --------------------     -------------------
38                Disbursements of China Subsidiary                                          $         0             $   $40,748
                  -------------------------------------------------------------      --------------------     -------------------
39                Total Cash Disbursements:                                                  $   337,641             $ 1,562,838
                                                                                     --------------------     -------------------
40   Net Increase (Decrease) in Cash                                                         $ 6,288,275             $ 5,673,719
                                                                                     --------------------     -------------------
41   Cash Balance, Beginning of Period                                                       $25,967,425             $26,867,358
                                                                                     --------------------     -------------------
42   Reconciling Adjustment                                                                  $         0               ($285,377)
                                                                                     --------------------     -------------------
43   Cash Balance, End of Period                                                             $32,255,700             $32,255,700
                                                                                     ====================     ===================


Reconciling adjustment is a result of the Debtor completing its monthly bank reconciliations. Consistent with what was reported in the October 2001 MOR, outstanding checks were contributing factors to the adjustment.

AB Liquidating Corp.
Tax Statement
October 28, 2001 to November 30, 2001

                                                                                    Amount Remitted To         Date Remitted To
                                                               Amount              Taxing Authority (3)        Taxing Authority
                                                         -----------------------   --------------------        -----------------
     Gross Payroll & Payroll Taxes
     -----------------------------
         Gross Payroll (1)                                         $129,187                    $0
         Federal Taxes Withheld                                     $35,532               $35,532                    (3)
         State Taxes Withheld                                        $6,869                $6,869                    (3)
         Employer Taxes                                              $4,536                $4,536                    (3)

     Gross Sales
     -----------
         Gross Sales (2)                                         $6,541,054                    $0

         (1) Includes Retention Bonuses.

         (2) From sale of substantially all of the Debtor's operating assets. No sales taxes are due pursuant to 11 U.S.C. (S)1146(c).

         (3) Taxes are remitted by payroll processor contemporaneously with each payroll.





Confidential                   Page 1                November 2001 Tax Schedule

G/L ACCOUNT: 11458                                                                                                  ACCOUNT ANALYSIS
ACCOUNT NAME: Corp Debtor in Possession                                                                 PREPARED BY: CASSANDRA JONES
AS OF:                                                November-01

------------------------------------------------------------------------------------------------------------------------------------

                                                                          BEG. BAL      CASH IN         CASH OUT         END. BAL
BAL per GL                                                               295,114.78      79,063.24     (260,137.13)      114,040.89
                                                                                                                                  -
  #1259 JERROLLD KOLLMAN/BONUS NOT TRANSMITTED TO A                                                     -12,764.57       (12,764.57)
  ADP PROCESSING FEES                                                                                       (48.11)          (48.11)
  ADP PROCESSING FEES                                                                                      (381.88)         (381.88)
  ADP PROCESSING FEES                                                                                      (624.87)         (624.87)
  ADP PROCESSING FEES                                                                                      (264.00)         (264.00)
  ADP PROCESSING FEES                                                                                       (91.93)          (91.93)
  MOSLEY (SALE OF ASSETS)                                                             6,461,989.55                     6,461,989.55
  Funds Sweep                                                                           149,871.30  (16,972,688.26)  (16,822,816.96)
  Transfer                                                                           10,269,306.37                    10,269,306.37
  Wire-in Bank of China                                                                  15,563.10                        15,563.10
  Kollmann Jerrorld to reverse via JE                                                                       334.68           334.68
  AON Consulting to be Added in A/P system                                                                 (462.88)         (462.88)
  MOHLER, NIXON & WIL (Voids cks that were on o/s ck list)                                                  583.00           583.00
  ROCHESTER GAS AND E (Voids cks that were on o/s ck list)                                                  830.58           830.58
  DEUTSCHE BANK (Voids cks that were on o/s ck list)                                                        420.00           420.00
  cleared as #1026 in Sep/removed from o/s in nov-01                                                      3,795.00         3,795.00
  cleared as #1107 in Sep/removed from o/s in nov-02                                                         30.10            30.10
  Erroneous ck entry Sirartoga Blancarte #1186 11-09-01 (needs to be reversed through A/P system)           960.00           960.00
                                                                                                          1,980.00         1,980.00
  Write off diff                                                                                             (0.50)           (0.50)

                                                                                                                                  -
  Unreconciled item                                                                                                               -
                                                                        ------------------------------------------------------------
ENDING GL ADJ                                                            295,114.78  16,975,793.56  (17,238,530.77)       32,377.57
                                                                        ============================================================

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

PER BANK                                                                  376169.98  16,961,169.60  (17,337,339.58)               -
                                                                               0.00                                               -
  AP-Outstanding Checks                                                   -53932.49                      44,836.82        (9,095.67)
  PAYROLL-Outstanding Checks                                              -12499.23                      10,381.64        (2,117.59)
  10/31-CA banking Center Deposit - for NOV. 01 period                    -14623.96      14,623.96                                -
                                                                                                                                  -
  C. Jones Retention #1260 11-30-01                                                                       3,055.50         3,055.50
  D. Scharre Retention #1264 11-30-01                                                                    40,495.57        40,495.57
  Managed Health Network #1271 11-30-01                                                                      39.76            39.76
                                                                                                                                  -
                                                                                                                                  -
                                                                        ------------------------------------------------------------
ENDING BANK BALANCE                                                      295,114.30  16,975,793.56  (17,238,530.29)       32,377.57
                                                                        ============================================================

------------------------------------------------------------------------------------------------------------------------------------

        CHECKS LISTING


      NAME                           DESCRIPTION                      DATE       CHECK NO.        AMOUNT   Source
      ----                           -----------                      ----       ---------        ------   ------
ZHENG, XIAONAN          EFT TRANSFER 11-20-01 CHINA REPRESENATIVE   11/20/01       EFT           7,692.00 A/P
LUI, DIAN               EFT TRANSFER 11-20-01 CHINA REPRESENATIVE   11/20/01       EFT           1,650.00 A/P
ZHANG, YU               EFT TRANSFER 11-20-01 CHINA REPRESENATIVE   11/20/01       EFT             865.00 A/P
ADP                     ADP PROCESSING FEES                         11/23/01       EFT              47.23 A/P       126,042.23
ADP                     ADP PAYROLL TAX                             11/21/01       EFT          17,179.90 Payroll


                        Nov-01 A/P Per Manual Log                                 126,042.23
                        Nov-01 A/P Per Quick Books                               (127,337.01)
                                                                                ------------
                        Difference                                                 -1,294.78
                                                                                ============

                        CK # 1186 Sirarotoga Blancarte                               -960.00
                        CK # 1186 Jerrolld Kollmann                                  -334.78
                                                                                ------------
                                                                                   -1,294.78

                        Nov-01 payroll Per Manual Log                             145,564.81
                        Nov-01 Payroll Per Quick Books                           (132,800.12)
                                                                                ------------
                        Difference                                                 12,764.69
                                                                                ============

                        CK # 1259 Jerrolld Kollmann                                12,764.57
                                                                                ------------
                                                                                   12,764.57

OCTOBER 2001 - Payroll Outstanding Checks

                                                                                                            CLEARED PRIOR
   NAME           DESCRIPTION                               DATE   CHECK NO.    AMOUNT    Source   CLEARED  BACKED OUT   OUTSTANDING
   ----           -----------                               ----   ---------    ------    ------                         -----------
JAY APOIAN        Payroll PE 09-14-01                      9/14/01   1074      1,247.93  Payroll   1,247.93                      -
HONGBIN SHEN      Payroll P/E 09-28-01                     9/27/01   1127      3,511.11  Payroll   3,511.11                      -
JAY APOIAN        Payroll P/E 09-28-01                     9/28/01   1129      1,247.93  Payroll   1,247.93                      -
ERIC BURKE        Payroll P/E 09-28-01                     9/28/01   1130      1,913.38  Payroll   1,913.38                      -
JERROLD KOLLMAN   Payroll P/E 09-28-01                     9/28/01   1132      4,975.47  Payroll   4,975.47                      -
PATTY MIAO        Payroll P/E 09-28-01                     9/28/01   1133      1,440.10  Payroll   1,440.10                      -
PETER MALONEY     Payroll P/E 09-28-01                     9/28/01   1134      5,396.85  Payroll   5,396.85                      -
ELIAS NADER       Payroll P/E 09-28-01                     9/28/01   1135      3,636.49  Payroll   3,636.49                      -
DANIEL SCHARRE    Payroll P/E 09-28-01                     9/28/01   1136      8,862.73  Payroll   8,862.73                      -
MARK SHUPE        Payroll P/E 09-28-01                     9/28/01   1137      3,259.59  Payroll   3,259.59                      -
IAN WALTERS       Payroll P/E 09-28-01                     9/28/01   1138      3,965.14  Payroll   3,965.14                     0.00
SUMMER CANNON     Payroll P/E 09-28-01                     9/28/01   1140      1,479.90  Payroll   1,479.90                      -

                                                                              ------------------------------------------------------
                                                                              40,936.62           40,936.62                     0.00
                                                                              ======================================================

JERROLD KOLLMAN   Expense Reimbursement                    10/12/01  1174        767.80  Expense     767.80                      -
ELIAS NADER       Expense Reimbursement                    10/12/01  1179        471.25  Expense     471.25                      -
DANIEL SCHARRE    Expense Reimbursement                    10/12/01  1181        401.64  Expense     401.64                      -
JERROLD KOLLMAN   Payroll PE 10-12-01                      10/12/01  1170      8,085.22  Payroll   8,085.22                      -
IAN WALTERS       Payroll PE 10-12-01                      10/12/01  1171      5,238.79  Payroll   5,238.79                      -
ERIC BURKE        Payroll PE 10-12-01                      10/12/01  1172      1,896.23  Payroll   1,896.23                      -
JAY APOIAN        Payroll PE 10-12-01                      10/12/01  1173      1,247.93  Payroll   1,247.93                      -
SUMMER CANNON     Payroll PE 10-12-01                      10/12/01  1175      1,523.51  Payroll   1,523.51                      -
CASSANDRA JONES   Payroll PE 10-12-01                      10/12/01  1176      1,765.85  Payroll   1,765.85                      -
PATTY MIAO        Payroll PE 10-12-01                      10/12/01  1177      1,440.10  Payroll   1,440.10                      -
ELIAS NADER       Payroll PE 10-12-01                      10/12/01  1179      3,729.54  Payroll   3,729.54                      -
DANIEL SCHARRE    Payroll PE 10-12-01                      10/12/01  1181      8,862.73  Payroll   8,862.73                      -
MARK SHUPE        Payroll PE 10-12-01                      10/12/01  1182      2,210.67  Payroll   2,210.67                      -
PETER MALONEY     Payroll PE 10-12-01                      10/12/01  1183      2,991.68  Payroll   2,991.68                      -
JAY APOIAN        Payroll PE 10-12-01                      10/12/01  1190        443.06  Payroll     443.06                      -
ERIC BURKE        Payroll PE 10-12-01                      10/12/01  1191      1,916.29  Payroll   1,916.29                      -
MARK SHUPE        Payroll PE 10-19-01/Post PTO FINAL CHECK 10/19/01  1192      2,459,25  Payroll   2,459,25                      -
SUMMER CANNON     Payroll PE 10-19-01/Post PTO FINAL CHECK 10/19/01  1007      1,099.73  Payroll   1,099.73                      -
CASSANDRA JONES   Payroll PE 10-26-01                      10/26/01  1008      1,745.01  Payroll   1,745.01                      -
PATTY MIAO        Payroll PE 10-26-01                      10/26/01  1009      1,440.10  Payroll   1,440.10                      -
ELIAS NADER       Payroll PE 10-26-01                      10/26/01  1010      3,636.49  Payroll   3,636.49                      -
DANIEL SCHARRE    Payroll PE 10-26-01                      10/26/01  1011      8,862.74  Payroll   8,862.74                      -
                                                                              ------------------------------------------------------
                                                                               62,235.61           62,235.61                     -
                                                                              ======================================================

Summer Cannon     ADVANCE                                  11/1/01   1200        600.00  Payroll     600.00                      -
JAY APOIAN        Retention Bonus                          11/5/01   1209      3,197.16  Payroll   3,197.16                      -
IAN WALTERS       Retention Bonus                          11/6/01   1210      9,564.75  Payroll   9,564.75                      -
Summer Cannon     Payroll PE 11-09-01/Final Check Post PTO 11/9/01   1211      2,117.59  Payroll                            2,117.59
Summer Cannon     Retention Bonus                          11/7/01   1212      6,451.14  Payroll   6,451.14                      -
CASSANDRA JONES   Retention Bonus                          11/9/01   1213      3,395.05  Payroll   3,395.05                      -
PATTY MIAO        Retention Bonus                          11/9/01   1214      3,108.94  Payroll   3,108.94                      -
CASSANDRA JONES   Payroll PE 11-09-01                      11/9/01   1215      1,745.01  Payroll   1,745.01                      -
PATTY MIAO        Payroll PE 11-09-01                      11/9/01   1216      1,458.85  Payroll   1,458.85                      -
ELIAS NADER       Payroll PE 11-09-01                      11/9/01   1217      3,636.49  Payroll   3,636.49                      -
DANIEL SCHARRE    Payroll PE 11-09-01                      11/9/01   1218      9,018.57  Payroll   9,018.57                      -
ERIC BURKE        Retention Bonus                          11/9/01   1220      3,395.05  Payroll   3,395.05                      -
MARK SHUPE        Retention Bonus                          11/9/01   1221      4,786.97  Payroll   4,786.97                      -
ELIAS NADER       Retention Bonus                          11/9/01   1223     12,196.87  Payroll  12,196.87                      -
ADP               Payroll Tax PE 11-09-01                  11/8/01   EFT/wire 29,756.37  Payroll  29,756.37                      -
CASSANDRA JONES   PAYPERIOD END 11-23-01                   11/21/01  1249      1,745.01  Payroll   1,745.01                      -
PATTY MIAO        PAYPERIOD END 11-23-01                   11/21/01  1250      1,458.85  Payroll   1,458.85                      -
ELIAS NADER       PAYPERIOD END 11-23-01                   11/21/01  1251      3,636.49  Payroll   3,636.49                      -
DANIEL SCHARRE    PAYPERIOD END 11-23-01/POST PTO PAYOUT   11/21/01  1252     14,351.18  Payroll  14,351.18                      -
JERROLLD KOLLMAN  Retention Bonus                          11/21/01  1259     12,764.57  Payroll  12,764.57                      -
ADP               ADP PAYROLL TAX                          11/21/01  EFT      17,179.90  Payroll                                 -

                                                                             -------------------------------------------------------
                                                                             145,564.81                                     2,117.59
                                                                             =======================================================
                                                                                                       TOTAL OUTSTANDING    2,117.59
                                                                                                                          ==========

OCTOBER 2001 - AP Outstanding Checks
CHECK#     Date       Supplier Name                Description                      Payment Amount                CLEARED
------     -------    -------------                -----------                      --------------               ---------
   13048    8/1/01    AMERICAN BUSINESS COMMUNIC   Postage for 401k mailing                  340.00               340.00
    1045 27-Aug-01    EQUITY OFFICE                SAN JOSE                                3,795.00             3,795.00
    1082 24-Sep-01    ALHAMBRA                     PASADENA                                   30.10                30.10
    1088 24-Sep-01    NORTHEAST SOFTWARE           NORTHCHELM                                160.00               160.00
    1090 24-Sep-01    SHRED-IT SAN JOSE            MILPITAS                                   85.00                85.00
    1091 24-Sep-01    SKYTEL                       ATLANTA                                    10.37                10.37
    1094 24-Sep-01    NEW YORK STATE DEPT          NEW YORK                                   50.00                50.00
    1098 26-Sep-01    JIT TRANSPORTATION           SAN JOSE                                  200.00               200.00
    1099 28-Sep-01    SIRAROTOGA BLANCART          SUNNYVALE                               2,325.00             2,325.00
    1100 28-Sep-01    ADP                          LOUISVILLE                                 47.00                47.00
    1101 28-Sep-01    AON CONSULTING               SF-FREMONT                              1,765.63             1,765.63
    1102 28-Sep-01    DELTA DENTAL                 SAN FRANCI                              2,945.48             2,945.48
    1103 28-Sep-01    DHL WORLDWIDE EXPRE          PHOENIX                                   165.94               165.94
    1104 28-Sep-01    FEDERAL EXPRESS              MEMPHIS                                    44.04                44.04
    1105 28-Sep-01    HOGLAND TRANSFER CO          EVERETT                                12,483.00            12,483.00
    1106 28-Sep-01    KEMPER INSURANCE CO          PASADENA                                2,320.00             2,320.00
    1107 28-Sep-01    MOHLER, NIXON & WIL          CAMPBELL                                  583.00
    1108 28-Sep-01    PACIFIC BELL                 SACRAMENTO                              3,262.61             3,262.61
    1109 28-Sep-01    ROCHESTER GAS AND E          ROCHESTER                                 830.58
    1110 28-Sep-01    STAR TEMPS INC.              San Franci                              4,662.00             4,662.00
    1111 28-Sep-01    STERLING LOGISTICS           BEDFORD PA                                 75.00                75.00
    1112 28-Sep-01    TERMINIX                     SAN JOSE                                   70.00                70.00
    1113 28-Sep-01    DEUTSCHE BANK                NEW YORK                                  420.00
    1114 28-Sep-01    HQ GLOBAL WORKPLACE          SAN JOSE                               10,655.96            10,655.96
    1115 28-Sep-01    PRUDENTIAL SECURITI          NEW YORK                                1,127.87             1,127.87
    1116 28-Sep-01    SALOMON SMITH BARNE          NEW YORK                                3,483.30             3,483.30
    1117 28-Sep-01    UNITED PARCEL SERVI          LOS ANGELE                                430.94               430.94


#REF!     4-Oct-01    ACCOUNTANTS, INC.            SAN FRANCISCO                           5,940.00             5,940.00
#REF!     5-Oct-01    AON CONSULTING               SF-FREMONT                                108.15               108.15
#REF!     5-Oct-01    AT & T BUSINESS SERVICES     PHOENIX                                 1,693.55             1,693.55
#REF!     5-Oct-01    AT & T WIRELESS, INC         REDMOND                                   224.19               224.19
#REF!     5-Oct-01    MANAGED HEALTH NETWORK       SAN FRANCISCO                              68.16                68.16
#REF!     5-Oct-01    THE HARTFORD INSURANCE       ATLANTA                                    16.25                16.25
#REF!     5-Oct-01    AT&T WIRELESS SERVICES       SAN FRANCISCO                              16.88                16.88
#REF!     5-Oct-01    EQUITY OFFICE                SAN JOSE                                  725.00               725.00
#REF!     5-Oct-01    SHAREHOLDER.COM              MAYNARD                                    26.15                26.15
    1134 10-Oct-01    AON CONSULTING               SF-FREMONT                              4,672.51             4,672.51
    1137 12-Oct-01    VISION SERVICE PLAN          SAN FRANCISCO                              23.93                23.93
    1138 12-Oct-01    BEST SOFTWARE INC            BALTIMORE                               1,783.33             1,783.33
    1139 12-Oct-01    DIVERSIFIED COMPUTER         NEW ORLEAN                              6,460.00             6,460.00
    1140 12-Oct-01    SHAREHOLDER.COM              MAYNARD                                 1,680.00             1,680.00
    1141 19-Oct-01    SHUPE, MARK                  CHANDLER                                1,511.92             1,511.92
    1142 12-Oct-01    SIRAROTOGA BLANCARTE         SUNNYVALE                               2,190.00             2,190.00
    1143 19-Oct-01    AON CONSULTING               SF-FREMONT                                 96.15                96.15
    1144 19-Oct-01    ARCUS DATA SECURITY          DALLAS                                    284.00               284.00
    1145 19-Oct-01    DELTA DENTAL                 SAN FRANCISCO                             365.75               365.73
    1146 19-Oct-01    IRON MOUNTAIN                LOS ANGELES                               108.00               108.00
    1147 19-Oct-01    PACIFIC BELL                 VAN NUYS                                  137.28               137.28
    1148 19-Oct-01    UNUM LIFE INS, OF A          CHICAGO                                 1,271.43             1,271.43
    1149 19-Oct-01    PIGGOTT, CHRISTOPHE          PITTSFORD                               1,000.00             1,000.00
    1150 19-Oct-01    IN-HOUSE ATTORNEY'S          LOS ANGELES                            25,702.03            25,702.03
    1151 19-Oct-01    U.S. TRUSTEE PAYMENT         ATLANTA                                 3,750.00             3,750.00
    1152 19-Oct-01    UNITED PARCEL SERVICE        LOS ANGELES                                14.15                14.15
                                                                                    ------------------------------------
                                                                                          59,868.81            59,868.79


QUICKBOOKS - OCT 2001
    1005 10/22/01 ACCOUNTANTS, INC                                                         5,940.00             5,940.00
    1006 10/26/01 S CANNON - advance                                                         400.00               400.00
    1012 10/24/01 SUPPORT CLEARING                                                           140.82               140.82
    1013 10/26/01 SCHARRE, DANIEL                                                            234.75               234.75

          CLEARED PRIOR
CHECK#      VOID       OUTSTANDING
------     ------      -----------
   13048                       -
    1045                       -     cleared as #1026 in Sep/removed from o/s in nov-01
    1082                       -     cleared as #1107 in Sep/removed from o/s in nov-02
    1088                       -     cleared as #1115
    1090                       -     cleared as #1117
    1091                       -     cleared as #1118
    1094                       -     cleared as #1122
    1098                       -     cleared as #1126
    1099                       -     cleared as #1128
    1100                       -     cleared as #1140
    1101                       -     cleared as #1141
    1102                       -     cleared as #1142
    1103                       -     cleared as #1143
    1104                       -     cleared as #1144
    1105                       -     cleared as #1145
    1106                       -     cleared as #1146
    1107    583.00             -     Void
    1108                       -     cleared as #1148
    1109    830.58             -     Void
    1110                       -     cleared as #1150
    1111                       -     cleared as #1151
    1112                       -     cleared as #1152
    1113    420.00             -     Void
    1114                       -     cleared as #1154
    1115                       -     cleared as #1155
    1116                       -     cleared as #1156
    1117                       -     cleared as #1157
                        -----------
                               -
                        ===========

#REF!                          -     cleared as #1160
#REF!                          -     cleared as #1161
#REF!                          -     cleared as #1162
#REF!                          -     cleared as #1163
#REF!                          -     cleared as #1164
#REF!                          -     cleared as #1165
#REF!                          -     cleared as #1166
#REF!                          -     cleared as #1167
#REF!                          -     cleared as #1168
    1134                       -     cleared as #1169
    1137                       -     cleared as #1186
    1138                       -     cleared as #1187
    1139                       -     cleared as #1188
    1140                       -     cleared as #1189
    1141                       -     cleared as #1193
    1142                       -     cleared as #1184
    1143                       -     cleared as #1194
    1144                       -     cleared as #1195
    1145                      0.02   cleared as #1196
    1146                       -     cleared as #1197
    1147                       -     cleared as #1198
    1148                       -     cleared as #1199
    1149                       -     cleared as #1001
    1150                       -     cleared as #1000
    1151                       -     cleared as #1002
    1152                       -     cleared as #1003
             ---------------------
                 -            0.02
                               -
                               -
                               -
                               -

CHECK#   Date       Supplier Name                    Description                                       Payment Account   CLEARED
-------- --------   -------------                    -----------                                       ---------------   ---------
   10141  0/26/01   SIRAROTOGA BLANCARTE                                                                      1,980.00    1,980.00
   10151  0/26/01   HOGLAND TRANSFER CO.                                                                     12,483.00   12,483.00
   10161  0/26/01   IRON MOUNTAIN                                                                             4,295.21    4,295.21
   10171  0/26/01   PACIFIC BELL                                                                              1,930.71    1,930.71
   10181  0/26/01   HQ GLOBAL                                                                                 7,977.29    7,977.29
   10191  0/26/01   VERIZON                                                                                     352.46      352.46
   10211  0/26/01   AON CONSULTING                                                                            4,531.41
to print 10/26/01   SIRAROTOGA BLANCARTE                                                                      1,980.00
                                                                                                       ---------------
                                                                                                             42,245.65   35,734.24

                                                     Nov-01 Issues
   1022  10/29/01   Sprint PCS                       50% of Wireless billing $1,175.48                          587.74      587.74
   1023  10/29/01   FIIOC-Fidelity                   401k Loan Repayments Jul-01 to Oct 01                    1,096.77    1,096.77
   1024  10/30/01   AON Risk Services                Insurance Premium Directors & Officers Coverage         56,474.05   56,474.05
   1201   11/2/01   ADP, INC.                        INV 186652                                                 150.00      150.00
   1202   11/2/01   JIT TRANSPORTATION               INV 605582                                                  10.00       10.00
   1203   11/2/01   R.R. DONNELLEY                   INV 1201767100                                             540.00      540.00
   1204   11/2/01   UNITED PARCEL SERVICE            INV 100E3W421                                               14.15       14.15
   1205   11/2/01   UNUM LIFE INSURANCE              ACCT 05539930017                                           486.13      486.13
   1206   11/2/01   VISION SERVICE PLAN - CA         ACCT 121586050006                                           71.13       71.13
   1207   11/2/01   STERLING LOGISTICS               INV 17250                                                   75.00       75.00
   1208   11/2/01   THE DEPOSITORY TRUST CO.         INV 146598                                                 100.00      100.00
   1219   11/9/01   SIRAROTOGA BLANCARTE             INV#177 Period end 11-02-01 (Vacationing PE
                                                     11-09-01)                                                  960.00      960.00
   1224   11/12/01  ADP                              INV 104006, 103451                                         500.57      500.57
   1225   11/12/01  AT&T                             ACCT 1717781206621                                       1,618.07    1,618.07
   1226   11/12/01  AT&T WIRELESS, INC.              ACCT 80952989                                               87.66       87.66
   1227   11/12/01  EMPLOYMENT DEVELOPMENT           ACCT 19604941                                              778.88      778.88
   1228   11/12/01  EXHIBIT GROU/GILTSPUR            INV 24738                                                  399.50      399.50
   1229   11/12/01  FIIOC-Fidelity                   401K Loan Repayments - 11/9/01                             101.33      101.33
   1230   11/12/01  HOGLAND TRANSFER                 INV 834/6306                                            14,552.10   14,552.10
   1231   11/12/01  JIT TRANSPORTATION               INV 606117                                                   5.00        5.00
   1232   11/12/01  KEMPER INSURANCE                 ACCT CSF032268 - INSTALLMENT 4                           2,320.00    2,320.00
   1233   11/12/01  PACIFIC BELL                     ACCT 8586139269461                                         137.28      137.28
   1234   11/12/01  PITNEY BOWES CREDIT CORP.        ACCT 4903515                                               537.52
   1235   11/12/01  R.R. DONNELLEY RECEIVABLES       INV 1208054500, 1202505700                               2,213.20    2,213.20
   1236   11/12/01  SHAREHOLDER COM                  INV ADAP0801                                               145.77      145.77
   1237   11/12/01  SOUTH DAKOTA-DEPT OF REVENUE     LATE CHARGE                                                 10.00       10.77
   1238   11/12/01  Sprint PCS                       ACCT 002366265634                                          262.61      262.61
   1239   11/12/01  STATE BOARD OF EQUALIZATION      ACCT SC OH 30-697800                                        56.65       56.65
   1240   11/12/01  THE DEPOSITORY TRUST CO.         INV 147121, 149220                                         190.00      190.00
   1241   11/12/01  THE HARTFORD INSURANCE           INV 449710                                                   3.75        3.75
   1242   11/12/01  VERIZON WIRELESS                 INV 0313638213                                             176.23      176.23
   1243   11/13/01  AON CONSULTING                   INV 4412                                                 1,754.86
   1244   11/14/01  ABC                              Prepaid postage stamps                                   2,070.00    2,070.00
   1245   11/16/01  R.R. Donnelley Receivables, Inc. Inv#1206481100                                           3,277.00    3,277.00
   1246   11/16/01  DANIEL SCHARRE                   Expense Reimbursement 5366011110                            52.84       52.84
   1247   11/16/01  MARK SHUPE                       Expense Reimbursement 7668011020                            19.04       19.04
   1248   11/16/01  Sprint PSC                       Oct-01 Stmt 23626563-4                                     912.86
   EFT    11/20/01  ZHENG, XIAONAN                   EFT TRANSFER 11-20-01 CHINA REPRESENTATIVE               7,692.00    7,692.00
   EFT    11/20/01  LUI, DIAN                        EFT TRANSFER 11-20-01 CHINA REPRESENTATIVE               1,650.00    1,650.00
   EFT    11/20/01  ZHANG, YU                        EFT TRANSFER 11-20-01 CHINA REPRESENTATIVE                 865.00      865.00
   1253   11/21/01  SIRAROTOGA BLANCARTE             INVOICE #178 PERIOD ENDING 11-23-01                      1,440.00    1,440.00
   1254   11/21/01  HQ GLOBAL WORKPLACES             INV SJ004F754098                                         6,631.04    6,631.04
   1255   11/21/01  IRON MOUNTAIN                    INV 777017831                                              108.00      108.00
   1256   11/21/01  MURPHY & MACONACHY, INC.         INV 2003079                                              1,094.00
   1257   11/21/01  STERLING LOGISTICS               INV 17603                                                   75.00
   1258   11/21/01  PACIFIC GAS & ELECTRIC CO.       ACCT HVV50528063                                        13,692.27   13,692.27
          11/23/01  ADP                              ADP PROCESSING FEES                                         47.23       47.23
                                                                                                            ----------------------
                                                                                                            126,042.23  121,477.99
                                                                                                            ======================

CHECK#   Date                  VOID      OUTSTANDING
-------- --------          -----------   -----------
   10141  0/26/01                                -
   10151  0/26/01                                -
   10161  0/26/01                                -
   10171  0/26/01                                -
   10181  0/26/01                                -
   10191  0/26/01                                -
   10211  0/26/01                           4,531.41
to print 10/26/01              1980                    This needs to be reversed
                           1,980.00         4,531.41

                                                 -
   1022  10/29/01                                -
   1023  10/29/01                                -
   1024  10/30/01                                -
   1201   11/2/01                                -
   1202   11/2/01                                -
   1203   11/2/01                                -
   1204   11/2/01                                -
   1205   11/2/01                                -
   1206   11/2/01
   1207   11/2/01                                -
   1208   11/2/01                                -
   1219   11/9/01                                -
   1224   11/12/01                               -
   1225   11/12/01                               -
   1226   11/12/01                               -
   1227   11/12/01                               -
   1228   11/12/01                               -
   1229   11/12/01                               -
   1230   11/12/01                               -
   1231   11/12/01                               -
   1232   11/12/01                               -
   1233   11/12/01                               -
   1234   11/12/01                            537.52
   1235   11/12/01                               -
   1236   11/12/01                               -
   1237   11/12/01                               -
   1238   11/12/01                               -
   1239   11/12/01                               -
   1240   11/12/01                            190.00
   1241   11/12/01                               -
   1242   11/12/01                               -
   1243   11/13/01                          1,754.86
   1244   11/14/01                               -
   1245   11/16/01                               -
   1246   11/16/01                               -
   1247   11/16/01                               -
   1248   11/16/01                            912.86
   EFT    11/20/01                               -
   EFT    11/20/01                               -
   EFT    11/20/01                               -
   1253   11/21/01                               -
   1254   11/21/01                               -
   1255   11/21/01                               -
   1256   11/21/01                          1,094.00
   1257   11/21/01                             75.00
   1258   11/21/01                               -
          11/23/01                               -
                           ---------------------------
                               0.00         4,564.24
                           ===========================
                                           (9,095.67)

        Bank of America
                        [LOGO]

        BANK OF AMERICA, N.A.                    Account Number   1233936178
        P.O. BOX 27128                           01  01 000 01 M0000 E#   70
        CONCORD, CA  94520                       Last Statement:  10/31/2001
                                                 This Statement:  11/30/2001


                                                 Customer Service
                                                   1-800-262-2726
        ADAPTIVE BROADBAND CORP- DIP
        2055 GATEWAY PLACE
        SUITE 400                                  Page     1 of     4
        SAN JOSE CA 95110


--------------------------------------------------------------------------------

        Beginning November 29th, the full account address will only print on the first page of your statement


                               ANALYZED CHECKING
--------------------------------------------------------------------------------
                          Account Summary Information

Statement Period 11/01/2001 - 11/30/2001   Statement Beginning Balance    376,169.98
Number of Deposits/Credits            16   Amount of Deposits/Credits  16,961,169.60
Number of Checks                      70   Amount of Checks               306,314.03
Number of Other Debits                14   Amount of Other Debits      17,031,025.55
                                           Statement Ending Balance              .00

Number of Enclosures                  70
Number of Days in Cycle               30   Service Charge                        .00

                               Transaction Detail
--------------------------------------------------------------------------------

Date     Customer                                                                                  Bank
Posted   Reference        Amount                 Description                                       Reference
------------------------------------------------------------------------------------------------------------------
11/01      1001          1,000.00-      Check                                                       98200026021875
11/01      1010          3,636.49-      Check                                                       61500106001998
11/01      1015         12,483.00-      Check                                                       98350026015987
11/01      1022            587.74-      Check                                                       98850726007821
11/01      1023          1,096.77-      Check                                                       98140026026705
11/02                5,933,613.00       WIRE TYPE: WIRE IN DATE: 110201 TIME:1232 PT                38520037003269
                                        TRN: 011102032696 FDREF/SEQ: 011102032696/000735
                                        ORIG: SOUTHERN LOAN OP. CTR ID/9/AC-23022521
                                        ORIG BK: UNITED CALIFORNIA BANK ID: 122003516
11/05      1011          8,862.74-      Check                                                       98140126003848X
11/05      1012            140.82-      Check                                                       98390546012377X
11/05      1013            234.75-      Check                                                       98140126003848X
11/05      1200            600.00-      Check                                                       98050066005329X
11/05      1204             14.15-      Check                                                       98680716015452X
11/05      1206             71.13-      Check                                                           0056001001X
11/06      1202             10.00-      Check                                                       98200156014971X
11/06      1203            540.00-      Check                                                       98700756033417X
11/07                  528,376.55       WIRE TYPE: WIRE IN DATE: 110701 TIME:1325 PT                385200370051908
                                        TRN: 011107051908 FDREF/SEQ: 011107043469
                                        ORIG: PACHULSKI, STANG, ZIEHL, ID: 3480007971
                                        SND BK: UNION BANK OF CALFORNIA NA ID: 122000496
                                        PMT DET: 33 ADV. CONCORD, CA
11/07      1024         56,474.05-      Check                                                       988506360279258
11/08  ADD TAX EFT      29,756.37-      WIRE TYPE: WIRE OUT DATE: 110801 TIME:0610 PT               385200370009826
                                        TRN: 011108009826 FDREF/SEQ: 011108009826/000153
                                        BNF: ADP INC. FUNDS MGMT. ID: 009102628675 BNF BK: CH
                                        ASE MANHATTAN BANK NA ID: 021000021 PMT DET: 0084900
                                        312J0 BY REQUEST OF ADP TAX SERVICES PLEASE REFERE
11/08      1201            150.00-      Check                                                       988505060063403
11/08      1207             75.00-      Check                                                       981400960130252
11/08      1212          6,451.14-      Check                                                       980500260084737
11/09                6,701,330.62-      Sweep - Mutual Fund Debit                                       09915100511
11/09      1205            486.13-      Check                                                       988505860007164
11/09      1213          3,395.05-      Check                                                       114201260209370

        Bank of America
                        [LOGO]

        BANK OF AMERICA, N.A.                    Account Number   1233936178
        P.O. BOX 27128                           01  01 000 01 M0000 E#   70
        CONCORD, CA  94520                       Last Statement:  10/31/2001
                                                 This Statement:  11/30/2001


                                                 Customer Service
                                                   1-800-262-2726
        ADAPTIVE BROADBAND CORP-DIP

                               ANALYZED CHECKING
--------------------------------------------------------------------------------

                               Transaction Detail
--------------------------------------------------------------------------------

Date     Customer                                                                                  Bank
Posted   Reference        Amount                 Description                                       Reference
-----------------------------------------------------------------------------------------------------------------
11/09      1215           1,745.01-     Check                                                       1142012602093
11/09      1218           9,018.57-     Check                                                       1098013601948
11/13                     4,355.05      Sweep - Trans From Mutual Fund                                  099151005
11/13                    55,814.59      CA BANKING CENTER DEPOSIT                                    570001605701
11/13      1219             960.00-     Check                                                       9835002600516
11/13      1220           3,395.05-     Check                                                       980500660077X
11/14                    20,401.15      Sweep - Trans From Mutual Fund                                  099151005
11/14      1214           3,108.94-     Check                                                       9811006603287
11/14      1216           1,458.85-     Check                                                       9811006603287
11/14      1217           3,636.49-     Check                                                        622010604618
11/14      1223          12,196.87-     Check                                                        622010604618
11/15                    13,786.55-     Sweep - Mutual Fund Debit                                       099151005
11/15      1000          25,702.03-     Check                                                       9870056602270
11/15      1210           9,564.75-     Check                                                       9885071600782
11/15      1227             778.88-     Check                                                       3128012600788
11/15      1232           2,320.00-     Check                                                       987007360245X
11/15      1233             137.28-     Check                                                       4149041600557
11/15      1242             176.23-     Check                                                       414905160105X
11/16                     2,627.02      Wire In-international                                       3852003700023
                                        WIRE TYPE: INTL IN DATE: 111601 TIME: 0430 PT
                                        TRN: 011116002320 SENDERS REF: 011116017830
                                        ORIG: ADAPTIVE BROADBAND CORPOR ORIG BK: BANK OF CHI NA
                                        ID: BKCHCNBJ PMT DET: $15.00 FEE DEDUCT/RFB/TT10
                                        0A0002425/01 FUND WIRE
11/16                    12,936.08      Wire In-international                                       385200370002X
                                        WIRE TYPE: INTL IN DATE: 111601 TIME: 0430 PT
                                        TRN: 011116002321 SENDERS REF: 011116017862
                                        ORIG: ADAPTIVE BROADBAND CORPOR ORIG BK: BANK OF CHI NA
                                        ID: BKCHCNBJ PMT DET: $15.00 FEE DEDUCT/RFB/TT10
                                        0A0002422/01 FUND WIRE
11/16                    18,363.16-     Sweep - Mutual Fund Debit                                       09915100X
11/16      1226              87.66-     Check                                                       987006260260X
11/16      1228             399.50-     Check                                                       983903660010X
11/16      1231               5.00-     Check                                                       982000260483X
11/16      1239              56.65-     Check                                                       312800960030X
11/19                    10,207.33      Sweep - Trans From Mutual Fund                                  09915100X
11/19      1209           3,197.16-     Check                                                       988505560354X
11/19      1221           4,786.97-     Check                                                       987006260123X
11/19      1235           2,213.20-     Check                                                       987007360255X
11/19      1237              10.00-     Check                                                       981400260422X
11/20                     8,624.69-     CA BANKING CENTER DEPOSIT                                   126201460075X
11/20                    28,803.03      Sweep - Trans From Mutual Fund                                  09915100X
11/20                       865.00-     Wire Out-international                                      385200370035X
                                        WIRE TYPE: INTL OUT DATE: 112001 TIME: 1043 PT
                                        TRN: 011120035947
                                        BNF: YU ZHANG ID: 4101600018802891 BNF BK: BANK OF CHINA
                                        CHAO YANG PMT DET: PLS CONFIRM BY E-MAIL TO NAD
                                        ERE@EARTHLINK.NET /TELE/

        [LOGO BANK OF AMERICA]


        BANK OF AMERICA, N.A.                    Account Number   1233936178
        P.O. BOX 27128                           01  01 000 01 M0000 E#   70
        CONCORD, CA  94520                       Last Statement:  10/31/2001
                                                 This Statement:  11/30/2001


                                                 Customer Service
                                                   1-800-262-2726
        ADAPTIVE BROADBAND CORP - DIP

                               ANALYZED CHECKING
--------------------------------------------------------------------------------

                               Transaction Detail
--------------------------------------------------------------------------------

Date     Customer                                                                                  Bank
Posted   Reference        Amount                 Description                                       Reference
----------------------------------------------------------------------------------------------------------------
11/20      CHINA              1,650.00- Wire Out-international                                      385200370035
                                        WIRE TYPE: INTL OUT DATE: 112001 TIME: 1039 PT
                                        TRN: 011120035523
                                        BNF: DIAN LIU ID: 4101600018802207 BNF BK: BANK OF
                                        CHINA CHAO YANG PMT DET: PLS CONFIRM BY E-MAIL TO ELI
                                        AS NADER AT NADERE@EARTHLINK.NET /TELE/
11/20      CHINA              7,692.00- Wire Out-international                                      385200370034
                                        WIRE TYPE: INTL OUT DATE: 112001 TIME: 1036 PT
                                        TRN: 011120034293
                                        BNF: ZHENG, XIAO NAN ID: 4101600018802769 BNF BK: BANK
                                        OF CHINA CHAO YANG PMT DET: PLS COMFIRM BY E-MAIL TO
                                        ELIAS NADER AT NADERE@EARTHLINK.NET /TELE/
11/20       1224                500.57- Check                                                       983500560078
11/20       1230             14,552.10- Check                                                       983500260110
11/20       1238                262.61- Check                                                       988506060062
11/20       1241                  3.75- Check                                                       988506360080
11/20       1245              3,277.00- Check                                                       987007160233
11/21                    10,269,306.37  WIRE TYPE: BOOK IN DATE: 112101 TIME: 1608 PT               385200370074
                                        TRN: 011121074462
                                        ORIG: ADAPTIVE BROADBAND ID: 1233810046
           ADP PAYROLL       17,179.90- WIRE TYPE: WIRE OUT DATE: 112101 TIME: 0709 PT              385200370012
                                        TRN: 011121012619 FDREF/SEQ: 011121012619/000202
                                        BNF: ADP INC. FUNDS MGMT. ID: 009102628675 BNF BK:CH
                                        ASE MANHATTAN BANK N. ID:021000021 PMT DET:0320200
                                        325JO BY REQUEST OF ADP TAX SERVICES PLEASE REFERE
11/21                    10,239,207.93- Sweep - Mutual Fund Debit                                       09915100
11/21       1225              1,618.07- Check                                                       988505060144
11/21       1236                145.77- Check                                                       982000860318
11/21       1244              2,070.00- Check                                                       986905060233
11/21       1246                 52.84- Check                                                       383301460561
11/21       1247                 19.04- Check                                                       987005060187
11/21       1249              1,745.01- Check                                                       105900960045
11/21       1252             14,351.18- Check                                                       383301460561
11/21      13048                340.00- Check                                                       986905060233
11/23                         2,282.16  Sweep - Trans From Mutual Fund                                  09915100
11/23                            47.23- ADP - FEES ADP PAYROLL FEES  CO ID: 9659605001              533302435742
                                         ADAPTIVE BROADBAND-SUN ID# 10AB2  4969344
                                         REF: 00123393617812110825000000243574250101112327
11/23                           264.00- Check                                                       414906460101
11/23       1208                100.00- Check                                                       988505360088
11/23       1229                101.33- Check                                                       981400660279
11/23       1250              1,458.85- Check                                                       981101060513
11/23       1253              1,440.00- Check                                                       983501060092
11/26                         3,672.42  Sweep - Trans From Mutual Fund                                  09915100
11/26       1251              3,636.49- Check                                                       615001760208
11/26       1255                108.00- Check                                                       98680456036X
11/27                         6,631.04  Sweep - Trans From Mutual Fund                                  09915100
11/27       1254              6,631.04- Check                                                       983501360099
11/28                        26,596.88  Sweep - Trans From Mutual Fund                                  09915100

               [BANK OF AMERICA LOGO]

                BANK OF AMERICA, N.A.               Account Number    1233936178
                P.O. BOX 27128                      01 01 000 01 M0000 E#     70
                CONCORD, CA 94520                   Last Statement:   10/31/2001
                                                    This Statement:   11/30/2001




                                                    Customer Service
                                                      1-800-262-2726

                ADAPTIVE BROADBAND CORP-DIP

                                          ANALYZED CHECKING
------------------------------------------------------------------------------------------------------
                                         Transaction Detail
------------------------------------------------------------------------------------------------------

Date   Customer                                                                              Bank
Posted Reference            Amount                     Description                           Reference
------------------------------------------------------------------------------------------------------
11/28                        48.11-  ADP - FEES ADP PAYROLL FEES   CO ID: 9659605001      533334466253X
                                      ADAPTIVE BROADBAND-SUN ID# 10AB2    4583595
                                      REF:00123393617812110825000003446625310101112827
11/28                        91.93-  ADP - FEES ADP PAYROLL FEES   CO ID: 9659605001      533334466253X
                                      ADAPTIVE BROADBAND-SUN ID# 10AB2    4152185
                                      REF:00123393617812110825000003446624310101112827
11/28         1258       13,692.27-  Check                                                982500260243X
11/28         1259       12,764.57-  Check                                                983906260061X
11/30                    46,922.24   Sweep - Trans From Mutual Fund                           09915100X
11/30                       381.88-  ADP - FEES ADP PAYROLL FEES   CO ID: 9659605001      533323534273X
                                      ADAPTIVE BROADBAND-SUN ID# 10AB2   5100826
                                      REF:00123393617812110825000002353427330101113027
11/30                       624.87-  ADP - FEES ADP PAYROLL FEES   CO ID: 9659605001      533323534283X
                                      ADAPTIVE BROADBAND-SUN ID# 10AB2   4380430
                                      REF:00123393617812110825000002353428330101113027
11/30         1004          462.88-  Check                                                 10400860211X
11/30         1141        1,765.63-  Check                                                 10400860211X
11/30         1194           96.15-  Check                                                 10400860211X
11/30         1260        3,055.50-  Check                                                126201360144X
11/30         1264       40,495.57-  Check                                                383300260229X
11/30         1271           39.76-  Check                                                519000660155X

                                           Daily Balances
------------------------------------------------------------------------------------------------------

 Date        Ledger Balance   Collected Balance      Date       Ledger Balance   Collected Balance
------------------------------------------------------------------------------------------------------
 10/31           376,169.98          361,546.02      11/13           55,814.59                 .00
 11/01           357,365.98          342,742.02      11/15            3,348.87                 .00
 11/02         6,290,978.98        6,290,101.56      11/16                 .00                 .00
 11/05         6,281,055.39        6,281,055.39      11/20            8,624.69                 .00
 11/06         6,280,505.39        6,280,505.39      11/21            1,201.32                 .00
 11/07         6,752,407.89        6,752,407.89      11/23               72.07                 .00
 11/08         6,715,975.38        6,715,975.38      11/26                 .00                 .00
 11/09                  .00                 .00      11/30                 .00                 .00

[LOGO]


        ACCT 0150209526                            RELIANCE TRUST COMPANY
        FROM 07/01/2001                       TRANSACTIONS FOR THE ACCOUNT OF
        TO   09/30/2001                        RELIANCE TRUST CO, TRUSTEE FBO
                                               ADAPTIVE BROADBAND CORPORATION
                                              SUPPLEMENTAL EXECUTIVE DEFERRED
                                                     COMPENSATION PLAN

        DATE                 TRANSACTION     PRINCIPAL CASH       INVESTMENTS     INCOME CASH     INVD INCOME
         BEGINNING BALANCE                             0.00      3,199,052.39            0.00            0.00

        07/02/2001

        316175504
         DIVIDEND ON FIDELITY INSTL CASH             413.70
         PORTFOLIOS U S TREAS PORTFOLIO
         II CL A PAYABLE 06/30/2001
         EFFECTIVE 06/30/2001


        07/03/2001

        315809202
         DIVIDEND ON FIDELITY ADVISOR SER          4,210.04
         IV INTERMEDIATE BD FD CL T
         PAYABLE 06/29/2001 EFFECTIVE
         06/29/2001


        315809202
         PURCHASED 397.174 SHS FIDELITY            4,210.04-         4,210.04
         ADVISOR SER IV INTERMEDIATE BD
         FD CL T ON 06/29/2001 AT 10.60
         FOR REINVESTMENT


        08/01/2001

        316175504
         DIVIDEND ON FIDELITY INSTL CASH             484.45
         PORTFOLIOS U S TRCAS PORTFOLIO
         II CL A PAYABLE 07/31/2001
         EFFECTIVE 07/31/2001

[LOGO]

     ACCT 0150209526         RELIANCE TRUST COMPANY
     FROM 07/01/2001    TRANSACTIONS FOR THE ACCOUNT OF
     TO   09/30/2001     RELIANCE TRUST CO, TRUSTEE FBO
                         ADAPTIVE BROADBAND CORPORATION
                        SUPPLEMENTAL EXECUTIVE DEFERRED
                               COMPENSATION PLAN

     DATE              TRANSACTION              PRINCIPAL CASH        INVESTMENTS     INCOME CASH      INVD INCOME
     08/02/2001

     315809202
      DIVIDEND ON FIDELITY ADVISOR SER                5,198.69
      IV INTERMEDIATE BD FD CL T
      PAYABLE 07/31/2001 EFFECTIVE
      07/31/2001

     315809202
      PURCHASED 482.701 SHS FIDELITY                  5,198.69-          5,198.69
      ADVISOR SER IV INTERMEDIATE BD
      FD CL T ON 07/31/2001 AT 10.77
      FOR REINVESTMENT


     08/20/2001

     315805408
      SOLD 27,022.596 SHS FIDELITY ADV              523,157.46         572,068.36-
      MID CAP FD CL T ON 08/17/2001 AT
      19.36 081701-JG-15

     315805663
      SOLD 8,770.565 SHS FIDELITY ADV               151,379.95         173,920.30-
      SMALL CAP FUND CL T ON
      08/17/2001 AT 17.26 081701-3G-16

     315805705
      SOLD 37,027.601 SHS FIDELITY ADV              567,633.12         641,688.33-
      LARGE CAP FD CL T ON 08/17/2001
      AT 15.33 081701-3G-17

     315807404
      SOLD 11,158.615 SHS FIDELITY                  172,512.19         183,458.14-
      FUND SER II ADVISOR BALANCED FD
      CL T ON 08/17/2001 AT 15.46
      081701-JG-18

[LOGO] ACCT 01S0209526                 RELIANCE TRUST COMPANY
       FROM 07/01/2001             TRANSACTIONS FOR THE ACCOUNT OF
       TO   09/30/2001              RELIANCE TRUST CO, TRUSTEE FBO
                                    ADAPTIVE BROADBAND CORPORATION
                                   SUPPLEMENTAL EXECUTIVE DEFERRED
                                        COMPENSATION PLAN

       DATE        TRANSACTION             PRINCIPAL CASH         INVESTMENTS      INCOME CASH        INVD INCOME
       315920694                               362,206.15            381,314.66-
        SOLD 28,520.169 SHS FIDELITY
        ADVISOR SER VIII DIVERSIFIED
        INTL FD CL T ON 08/17/2001 AT
        12.70 081701-JG-19


       315809202
        SOLD 103,266.633 SHS FIDELITY        1,116,312.30          1,101,875.44-
        ADVISOR SER IV INTERMEDIATE BD
        FD CL T ON 08/17/2001 AT 10.81
        081701-3G-20


       08/21/2001

       315809202
        DIVIDEND ON FIDELITY ADVISOR SER                               3,208.70
        IV INTERMEDIATE BD FD CL T
        PAYABLE 08/17/2001 ACCURED
        DIVIDEND

       08/22/2001

        RECEIVED FROM BANKERS TRUST CO         849,566.52
        FOR PARTICIPANT DISTRIBUTIONS

       316175504
        DEPOSIT FIDELITY INSTL CASH            849,566.52-           849,566.52
        PORTFOLIOS U S TREAS PORTFOLIO
        II CL A ON 08/22/2001

       08/27/2001

       316175504
        DEPOSIT FIDELITY INSTL CASH          2,894,099.32-         2,894,099.32
        PORTFOLIOS U S TREAS PORTFOLIO
        II CL A ON 08/27/2001

[LOGO]
     ACCT 0150209526
     FROM 07/01/2001                             RELIANCE TRUST COMPANY
     TO   09/30/2001                         TRANSACTIONS FOR THE ACCOUNT OF
                                             RELIANCE TRUST CO, TRUSTEE FBO
                                             ADAPTIVE BROADBAND CORPORATION
                                             SUPPLEMENTAL EXECUTIVE DEFERRED
                                                    COMPENSATION PLAN

DATE            TRANSACTION             PRINCICPAL CASH       INVESTMENTS      INCOME CASH    INVD INCOME
08/31/2001

  TRANSFERRED TO PRINCIPAL                                                        3,208.70-

  TRANSFERRED FROM INCOME                      3,208.70


09/04/2001

316175504
  DIVIDEND ON FIDELITY INSTL CASH              2,620.03
  PORTFOLIOS U S TREAS PORTFOLIO
  II CL A PAYABLE 08/31/2001
  EFFECTIVE 08/31/2001

  ENDING BALANCE                               5,828.73       3,897,801.73            0.00        0.00

[LOGO]

ACCT 0150209526              SUMMARY OF INVESTMENTS
ASSETS HELD 09/30/2001   RELIANCE TRUST CO, TRUSTEE FBO
VALUED AS OF 09/30/2001  ADAPTIVE BROADBAND CORPORATION
                        SUPPLEMENTAL EXECUTIVE DEFERRED
                               COMPENSATION PLAN

                                        --------BOOK VALUE--------               ------MARKET VALE------            EST/AMN
                                     BOOK    VALUE    PERCENT    YIELD     MARKET    VALUE    PERCENT    YIELD      INCOME
                                     -------------    -------    -----     ---------------    -------    -----      -------
CASH AND CASH EQUIVALENTS
-------------------------
PRINCIPAL CASH                            5,828.73       0.15     0.00            5,828.73       0.15



                                     -------------    -------    -----     ---------------    -------   -----      -------

SHORT TERM INVESTMENTS                3,897,801.73      99.85     3.18        3,897,801.73      99.85    3.18      123,950

INCOME CASH



                                     -------------    -------    -----     ---------------    -------   -----      -------

TOTAL CASH AND CASH EQUIVALENTS       3,903,630.46     100.00     3.18        3,903,630.46     100.00    3.18      123,950

OTHER ASSETS
------------
SUNDRY ASSETS

[LOGO]

           ACCT 0150209526                        SUMMARY OF INVESTMENTS
           ASSETS HELD 09/30/2001             RELIANCE TRUST CO, TRUSTEE FBO
           VALUED AS OF 09/30/2001            ADAPTIVE BROADBAND CORPORATION
                                              SUPPLEMENTAL EXECUTIVE DEFERRED
                                                      COMPENSATION PLAN

                                                   -----BOOK VALUE------        --------MARKET VALUE-------      EST/AMN
                                                  BOOK VALUE PERCENT YIELD     MARKET  VALUE  PERCENT  YIELD     INCOME
                                                  ---------- ------- -----     -------------  -------  -----    -------
           SUMMARY
           =======

           TOTAL FUND                         3,903,630.46   100.00   3.18      3,903,630.46  100.00    3.18    123,950

           FOR THE YEAR ENDING 12/31
           NET SHORT TERM GAIN/LOSS                      161,124.06-
           NET LONG TERM GAIN/LOSS *                           0.00
           *  INCLUDES LONG TERM CAPITAL GAINS DIVIDENS

           CURRENT        MKT   % TOT   INC     EST YLD
               UNITS   DESCRIPTION                         TAX COST   PRICE         VALUE     MKT     RATE    INC  MKT%


                        CASH & CASH EQUIVALENTS
                        =======================
                        PRINCIPAL CASH                       5,828.73                 5,828.73
                        INCOME CASH                              0                    0    0.0                      0.0

                                                                     CURRENT         MKT     % TOT    INC      EST  YLD
               UNITS   DESCRIPTION                         TAX COST   PRICE         VALUE     MKT     RATE     INC  MKT%

                        TOTAL CASH                           5,828.73                5,828.73

                        SHORT TERM INVESTMENTS
                        ----------------------
                        FIDELITY INSTL CASH PORTFOLIOS     3,897,801.73    0.000     3,897,801.73     99.9   3.18  123,950 3.2
                        U S TREAS PORTFOLIO II CL A

[LOGO]

      ASSETS HELD 09/30/2001          RELIANCE TRUST CO,, TRUSTEE FBO
      VALUED AS OF 09/30/2001         ADAPTIVE BROADBAND CORPORATION
                                      SUPPLEMENTAL EXECUTIVE DEFERRED
                                           COMPENSATION PLAN


                                                             CURRENT           MKT           % TOT   INC         EST         YLD
UNITS     DESCRIPTION                           TAX COST      PRICE           VALUE           MKT    RATE        INC         MKT%
          TOTAL CASH & CASH EQUIVALENTS       3,903,630.46                 3,903,630.46                        123,950

          OTHER ASSETS
          ============


          SUNDAY ASSETS
          -------------
1         MISCELLANEOUS - ADAPTIVE                       0      0.000                 0       0.0     0.00           0         0.0
          BROADBAND CORP DEF COMP PLAN
          *PEN-PAL



          TOTAL FUND                          3,903,630.46                 3,903,630.46              100.0                 123,950

                    ------------------------------------------------------------

[LOGO]Merrill Lynch             Priority Client Services

                    ------------------------------------------------------------

ADAPTIVE BROADBAND               YOUR FINANCIAL ADVISOR:        Office Serving Your Account
ELIAS NADER                      EDWARD S KUNKEL                701 B ST SUITE 2400
PLDG COLL TO BANK OF AMERICA     Edward_Kunkel@ml.com           SAN DIEGO CA 92101
2055 GATEWAY PL # 400            (619) 699-3700
SAN JOSE CA 95110-1060

                                 For Client Service Questions Call:
                                 1-800-MERRILL (1-800-637-7455)

--------------------------------------------------------------------------------
                      Total Value as of November 30, 2001
                                 $10,076,849.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Asset Allocation Summary
--------------------------------------------------------------------------------

Cash 100% *May not reflect all holdings

--------------------------------------------------------------------------------
                             Statement Information
--------------------------------------------------------------------------------

Account No.                   Account Name                         Page

291-07023                     ADAPTIVE BROADBAND                  2 to 5

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     Total Value Comparison (in $ millions)
--------------------------------------------------------------------------------

        5/00      12/00    1Q01      2Q01       3Q01        10/01       11/01

        11.7       66.7     33.0      3.83       10.0       10.1         10.1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Summary of Account(s)

------------------------------------------------------------------------------------------------
                                  Total Value                          Gains and Losses
Account Type                This Month     Last Month             YTD Realized      Unrealized
1 WCMA                      10,076,849     10,052,223                   -               -

 Total                      10,076,849     10,052,223                   -               -

        PLEASE SEE REVERSE SIDE

                  Page                 Statement Period             Account No.
                  1 of 5             11/01/01 TO 11/30/01           291-07023

                          -----------------------------------------------

[LOGO OF MERRILL LYNCH]          Priority Client WCMA(R)  Account
 ..........................

                          -----------------------------------------------

                                        Total Account Value As Of 11/30/2001        $10,076,849.32

                                        YOUR FINANCIAL ADVISOR:                  Your Merrill Lynch Office:
        ADAPTIVE BROADBAND              EDWARD S KUNKEL                          701 B ST SUITE 2400
        ELIAS NADER                     Edward Kunkel@ml.com                     SAN DIEGO CA    92101
        PLDG COLL TO BANK OF AMERICA    (619) 699-3700
        2055 GATEWAY PL # 400
        SAN JOSE CA 95110-1060
                                        FOR CUSTOMER SERVICE QUESTIONS:          1-800-MERRILL (1-800-637-7455)

  Monthly Portfolio Summary                                                Income Summary
======================================================================== ===========================================================
   Asset                    10/31/01 Value    %     11/30/01 Value    %                              This Statement     Year-to-Date

   Cash/Money Accounts          10,052,223  100         10,076,849  100      Tax-Exempt Funds
   CD's/Equivalents                                                          Tax-Exempt Interest
   Government Securities                                                     Reportable Interest
   Corporate Bonds                                                           Reportable Dividends
   Municipal Bonds                                                           Income Not Reported
   Equities
   Mutual Funds
   Options
   Other
                                                                           Items for Attention
   Long Market Value            10,052,223              10,076,849       ===========================================================
   Short Market Value                                                               Security        Message                     Date
   Estimated Accrued Interest                                                                       No Items For Attention
   Debit Balance

   Net Portfolio Value          10,052,223              10,076,849



NEWS                                                                       Financial Market Indicators
======================================================================== ===========================================================
WCMA(R) monthly statements have been enhanced to include new activity                                   This       Last     Previous
category for electronic transfers. For more details, look in this                                     Statement  Statement  Year-End
month's issue of BusinessLife (enclosed with your statement).
                                                                           Dow Jones Industrial
                                                                            Average                    9851.56    9075.14   10787.99
                                                                           Three-Month Treasury Bills    1.77%      2.02%      5.88%
                                                                           Long-Term Treasury Bonds      5.27%      4.88%      5.45%






   +    PLEASE SEE REVERSE SIDE

                                Statement Period        Account No.
                              11/01/01 TO 11/30/01      291-07023                                                             [LOGO]

                         ---------------------------------------------
[LOGO] Merrill Lynch             Priority Client  WCMA(R) Account
                         ---------------------------------------------

        ADAPTIVE BROADBAND

Cash Flow Summary

Activity Summary This Statement Year-to-Date  Credits         This Statement Year-to-Date  Debits        This Statement Year-to-Date
============================================= ============================================ =========================================
Opening Balance                               Sales                          60,250,000.00 Purchases                   14,850,922.2?
Cash & Money                                  Income                                       Withdrawals
Accounts                 .07                  Funds Received                               Electronic Tfrs
                                              Electronic Tfrs                              Other                       69,048,177.0?
Account Credits                               Other                          23,649,099.00
 & Debits                          .23DR

Closing Balance
Cash & Money
Accounts                 .07
                                              Total Credits                  83,899,099.00 Total Debits                83,899,099.2?

Current Portfolio                                 Adjust/Unit  Total  Estimated Estimated  Unrealized  Estimated  Estimated  Current
                                          Date       Cost      Cost     Market    Market    Gain or     Accrued     Annual    Yield
Quantity           Security Description Acquired    Basis      Basis    Price      Value     (Loss)     Interest    Income      %
====================================================================================================================================
Cash and Money Accounts

10,076,849  ML PREMIER INST-L FUND                   1.00    10,076,849  1.00   10,076,849                         251,921     2.50
            (.2500 FRACTIONAL SHARE)
            AS OF 11/30/01 DIV NOT INCL
                                                             ----------         ---------- ----------  ---------  ---------  -------
  Total Cash and Money Accounts                              10,076,849         10,076,849                         251,921     2.50
                                                             ----------         ---------- ----------  ---------  ---------  -------
  Total of Long Portfolio                                    10,076,849         10,076,849                         251,921     2.50



PLEASE SEE REVERSE SIDE

         Page                 Statement Period       Account No.
        3 of 5              11/01/01 TO 11/30/01      291-07023

                            -----------------------------------------

[LOGO OF MERRILL LYNCH]           Priority Client WCMA(R) Account

                            -----------------------------------------

ADAPTIVE BROADBAND

                        Tax Information Summary       This Statement      Year-to-Date
                       =====================================================================
                             Accrued Interest Paid
                               Tax-Exempt
                               Reportable


                             Accrued Interest Received
                               Tax-Exempt
                               Reportable

                              Gross Proceeds                              60,250,000.00
                        Although we provide complete year-to-date information for Reportable
                        Accrued Interest Received, Accrued Interest Paid and Tax-Exempt
                        Accrued Interest Received and Paid include only those months we produce your profit and loss statement.
                       =====================================================================


Customer Service        For information about your account, please call
                        1-800-MERRILL (1-800-637-7455). To report Lost or Stolen
                        Visa Cards or Checks,
                        Please call 1-800-262-5678

Union
  Bank of                                  TIME DEPOSIT/RETIREMENT ACCOUNT RECEIPT
California
              OFFICE OF ACCOUNT
              SANTA CLARA VALLEY COMM'L BANKING                                    THIS RECEIPT IS NON-NEGOTIABLE
  ---------------------------------------------------------------------------------------------------------------------
  NAME                                             TYPE OF ACCOUNT

    ADAPTIVE BROADBAND CORPORATION                                                                    NON-RENEWABLE
                                                   FIXED MATURITY
  ---------------------------------------------------------------------------------------------------------------------
  ACCOUNT NUMBER    DEPOSIT DATE    MATURITY DATE    TERM    INTEREST RATE/ANNUAL PERCENTAGE YIELD    AMOUNT

  6459018542        11/09/2001      12/10/2001       D031    01.75             01.77                  $1393054.11
  ---------------------------------------------------------------------------------------------------------------------
  INTEREST DISPOSITION                   TRANSFER TO ACCOUNT NUMBER          INTEREST PAYMENT CYCLE

  TRANSFER                               6450148642                          AT MATURITY
  ---------------------------------------------------------------------------------------------------------------------


ADAPTIVE BROADBAND CORPORATION                                  /s/XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                                -------------------------------------------------------
1143 BORREGAS AVE                                                             BANK REPRESENTATIVE
SUNNYVALE CA 94089 0000
                                                                                800-898-6466
                                                                -------------------------------------------------------
                                                                                 PHONE NUMBER


                                     Please examine this receipt carefully and notify us immediately of any errors.

      Statement                                   Page 1 of 1
      of Accounts                                 ADAPTIVE BROADBAND CORPORATION
      UNION BANK OF CALIFORNIA                    Statement Number: 6450148642
      SANTA CLARA VALLEY CORPORATE DEPOSITS 64    11/1/01-11/30/01
      POST OFFICE BOX 24512
      OAKLAND CA 94623-1512                       Customer Inquiries
                                                  800-898-6466

                                                  Thank you for banking with us
                                                  since 1988

      CY30 Z 0 B 0030
      ADAPTIVE BROADBAND CORPORATION
      DEBTOR IN POSSESSION
      ATTN: DIRECTOR OF TREASURY
      1143 BORREGAS AVE
      SUNNYVALE CA 94089


  [_] Easier, Faster, More Secure -- Wires on the Web at uboc.com. Initiate, send and track wire transfers over the Internet. Click on uboc.com and view the demo or ask your banking officer for details. Web Cash
      Management: Add some easy to your day.

Analyzed Business Checking Summary                                        Account Number: 6450148642
----------------------------------------------------------------------------------------------------
Days in statement period: 30                      Date of next scheduled statement: December 31, 2001
Beginning balance on 11/1                   $                3,635.91
Total Credits                                                2,728.06
     Electronic credits(1)                     2,728,06
Total Debits                                                   -28.05
     Other debits, fees and adjustments(1)       -28.05
                                                        -------------
Ending Balance on 11/30                     $                6,335.92

C r e d i ts

Electronic credits
-----------------------------------------------------------------------------------------------------
                Date     Description                                       Reference        Amount
                -------------------------------------------------------------------------------------
                11/9     UB CHECKING  TCD TO DDA PPD  6459018427            57488609    $  2,728.06

D e b i t s

Other debits, fees and adjustments
-----------------------------------------------------------------------------------------------------
                Date     Description                                         Reference      Amount
                -------------------------------------------------------------------------------------
                11/27*   DEBIT MEMO                                           99556131  $     28.05
                * This transaction has been Value Dated to the prior business day.

D a i l y  L e d g e r  B a l a n c e
-----------------------------------------------------------------------------------------------------
                Date    Ledger Balance       Date         Ledger Balance   Date        Ledger Balance*
                ------------------------- ------------------------------- ---------------------------
                11/1-11/8    $   3,635.91    11/9-11/26   $     6,363.97   11/27-11/30  $  6,335.92